Insurance - Liabilities for excess benefits expected to be paid on future deaths and annuitizations, guaranteed withdrawal benefits and accrued persistency and premium bonuses (Details) - USD ($)
$ in Millions
	Dec. 31, 2017	Dec. 31, 2016
Insurance [Abstract]
Expected death and annuitization	$ 228	$ 223
Guaranteed withdrawal benefits	357	278
Accrued persistency and premium bonuses	$ 3	$ 6